CLEARWATER PAPER CORPORATION THIRD QUARTER EARNINGS RELEASE MATERIALS OCTOBER 30, 2023 ARSEN KITCH President, Chief Executive Officer and Director SHERRI BAKER Senior Vice President and Chief Financial Officer

Cautionary Statement Regarding Forward Looking Statements This presentation of supplemental information contains, in addition to historical information, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including statements regarding order patterns; product demand and industry trends; production targets; impact of inflation of raw material and energy; assumptions for Q4 2023 and full year 2023, including maintenance outage impacts, operational factors, interest, capital, lower input costs, depreciation and amortization and income tax; our capital allocation priorities; our strategy, including achieving target leverage ratio and maintaining liquidity; expectations regarding the paperboard and tissue markets; inventory management; the redemption of our notes; our financial flexibility; and repurchases under existing share buyback authorization. These forward-looking statements are based on management’s current expectations, estimates, assumptions and projections that are subject to change. Our actual results of operations may differ materially from those expressed or implied by the forward-looking statements contained in this presentation. Important factors that could cause or contribute to such differences include the risks and uncertainties described from time to time in the Company's public filings with the Securities and Exchange Commission, including but not limited to the following: competitive pricing pressures for our products, including as a result of capacity additions, demand reduction and the impact of foreign currency fluctuations on the pricing of products globally; the loss of, changes in prices in regard to, or reduction in, orders from a significant customer; changes in the cost and availability of wood fiber and wood pulp; changes in energy, chemicals, packaging and freight costs and disruptions in transportation services impacting our ability to receive inputs or ship products to customers; changes in customer product preferences and competitors' product offerings; larger competitors having operational, financial and other advantages; consolidation and vertical integration of converting operations in the paperboard industry; changes in the U.S. and international economies and in general economic conditions in the regions and industries in which we operate; manufacturing or operating disruptions, including equipment malfunctions and damage to our manufacturing facilities; cyber-security risks; our ability to successfully execute capital projects and other activities to operate our assets, including effective maintenance, implement our operational efficiencies and realize higher throughput or lower costs; IT system disruptions and IT system implementation failures; labor disruptions; cyclical industry conditions; changes in expenses, required contributions and potential withdrawal costs associated with our pension plans; environmental liabilities or expenditures and climate change; reliance on a limited number of third-party suppliers, vendors and service providers required for the production of our products and our operations; our ability to attract, motivate, train and retain qualified and key personnel; ability to service our debt obligations and restrictions on our business from debt covenants and terms; changes in our banking relations, or in our customer supply chain financing; negative changes in our credit agency ratings; and changes in laws, regulations or industry standards affecting our business. Forward-looking statements contained in this presentation present management’s views only as of the date of this presentation. We undertake no obligation to publicly update forward-looking statements or to retract future revisions of management's views based on events or circumstances occurring after the date of this presentation. Non-GAAP Financial Measures This presentation includes certain financial measures that are not calculated in accordance with GAAP, including Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt. The Company’s management believes that the presentation of these financial measures provides useful information to investors because these measures are regularly used by management in assessing the Company’s performance. These financial measures should be considered in addition to results prepared in accordance with GAAP but should not be considered substitutes for or superior to GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly-titled measures utilized by other companies, since such other companies may not calculate such measure in the same manner as we do. A reconciliation of these measures (Adjusted EBITDA, Adjusted Income, Adjusted income per diluted share, free cash flow and net debt) to the most relevant GAAP measure is available in the appendix of this presentation. FORWARD LOOKING STATEMENTS © Clearwater Paper Corporation 2023 2

Overall • Net sales $520 million, down 3% versus Q3 2022 • Net income $37 million, up $16 million versus Q3 2022 • Adjusted net income $37 million, up $6 million versus Q3 2022 • Adjusted EBITDA $81 million, up $3 million versus Q3 2022 Pulp and Paperboard • SBS prices down versus Q3 2022 • Soft demand from continued de-stocking • Consumer Products • Tissue prices increased versus Q3 2022 • Strong operational performance and reduced input costs • Demand for private branded products remained strong Capital Structure • Continued to maintain strong financial flexibility • Repurchased $5 million of stock, $20 million since 2022, with $10 million remaining authorized under our stock repurchase program • Reduced net debt $69 million from Q2 2023, $416 million since 2020 • Redeeming 2025 notes in Q4 2023 with a combination of a new term loan, cash on hand, and drawing on existing ABL facility Q3 2023 BUSINESS HIGHLIGHTS © Clearwater Paper Corporation 2023 3

Industry (SBS) • Shipments, production, and operating rates decreased YTD Q3 2023 versus YTD Q3 2022 based on AF&PA data • Shipments (in tons) decreased 15.7% • Production decreased 12.9% • Operating rates decreased 94.6% to 84.9% • RISI reported $80 per ton decrease in folding carton pricing in Q3 of 2023 Clearwater Paper • Demand and order backlogs continued to be soft during Q3 • Strong operational performance as we managed supply to meet demand • Approximately 10% of planned capacity downtime in the quarter to manage inventories • Price remained higher YTD 2023 versus 2022, but seeing a decline in Q3 2023 versus Q2 2023 and Q3 2022 BUSINESS UPDATE – PULP AND PAPERBOARD SOFT DEMAND LEADING TO CAPACITY DOWNTIME, LOWER MARKET PRICING © Clearwater Paper Corporation 2023 4

Industry • Consumers shifting to private brands with economic uncertainty and inflation • Private brand market share continued at a high of 36%1 • Nearly 94% capacity utilization YTD August 2023 based on RISI data Clearwater Paper • Strong demand with Q3 2023 shipments of 13.0 million cases compared to 12.6 million cases in Q3 2022 and 12.8 million cases in Q2 2023 • Outstanding operational performance continued • Strong service levels with high on-time performance rates • Lower input costs in pulp, energy and freight as compared to Q2 2023 • Continued to benefit from previously announced price increases BUSINESS UPDATE – CONSUMER PRODUCTS SHIPMENTS STRENGTHENED; PRICES INCREASED © Clearwater Paper Corporation 2023 5 1 Circana panel data for dollar share as of September 2023

© Clearwater Paper Corporation 2023 FINANCIAL PERFORMANCE ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 6 2023 2022 2023 2022 Net sales 519.9$ 538.8$ 1,569.9$ 1,553.3$ Cost of sales 427.4 454.8 1,314.6 1,332.0 Selling, general and adminstrative 36.4 32.9 111.5 99.6 Other operating charges, net 1.8 2.2 2.4 8.5 Income from operations 54.4 48.9 141.4 113.3 Non-operating expense (6.8) (9.4) (21.7) (32.1) Income tax provision 11.0 18.9 29.6 29.3 Net income 36.6$ 20.6$ 90.1$ 51.9$ Diluted income per share 2.17$ 1.21$ 5.29$ 3.04$ Adjusted income per share 2.19$ 1.83$ 5.37$ 3.96$ Adjusted EBITDA 80.6$ 77.3$ 217.6$ 199.2$ Quarter Ended Sept 30, Nine Months Ended Sept 30,

© Clearwater Paper Corporation 2023 SEGMENT PROFIT AND LOSS AND ADJUSTED EBITDA ($ IN MILLIONS) 2023 2022 2023 2022 Net Sales Pulp and Paperboard 261.4$ 300.8$ 812.4$ 862.8$ Consumer Products 259.3 241.0 761.3 696.1 Eliminations (0.8) (3.0) (3.8) (5.6) 519.9$ 538.8$ 1,569.9$ 1,553.3$ Operating Income Pulp and Paperboard 42.7$ 63.7$ 141.8$ 165.9$ Consumer Products 31.4 5.2 60.6 9.6 Corporate and other (18.0) (17.8) (58.5) (53.8) Other operating charges, net (1.8) (2.2) (2.4) (8.5) 54.4$ 48.9$ 141.5$ 113.3$ Adjusted EBITDA Pulp and Paperboard 52.1$ 73.0$ 169.6$ 193.7$ Consumer Products 45.8 21.2 104.7 56.6 Corporate and other (17.4) (16.9) (56.7) (51.1) 80.6$ 77.3$ 217.6$ 199.2$ Quarter Ended Sept 30, Nine Months Ended Sept 30, 7

PULP AND PAPERBOARD Q3 2023 RESULTS Q3 2023 VS. Q3 2022 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2023 8 Lower market pricing as reported by RISI Reduced operating schedules and lower shipments Lower fiber, energy, and chemical costs

CONSUMER PRODUCTS Q3 2023 RESULTS Q3 2023 VS. Q3 2022 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2023 9 Lower pulp, chemicals, freight and other input costs Benefits from previously announced price increases

© Clearwater Paper Corporation 2023 CAPITAL STRUCTURE AND ALLOCATION Capital structure summary • Ample liquidity • No material near-term debt maturities • Corporate/Issuer ratings: Ba2/BB- Capital allocation • Repurchased 150,294 shares at an average price of $33.36 per share in Q3 2023 • Reduced net debt by $69 million from Q2 2023 and $416 million from December 2019 • Leverage ratio as of September 2023 is 1.8x • Redeeming 2025 notes in Q4 2023 with a combination of a new term loan, cash on hand, and drawing on our existing ABL facility $0.0 $0.0 $270.0 $0.0 $0.0 $275.0 2023 2024 2025 2026 2027 2028 Scheduled Debt Maturity Profile ($ in millions)2 Liquidity Profile ($ in millions)1 ABL Availability $263.5 Less Utilization (3.5) Plus Unrestricted Cash 110.2 Liquidity $370.2 1. ABL availability based on borrowing base calculations and consolidated balance sheet as of September 30, 2023, maximum capacity is $275 million 2. This chart excludes finance leases as of September 30, 2023. Current debt maturities include $270 million of 5.375% notes due 2025 and $275 million of 4.75% notes due 2028. 10

OUTLOOK FOR Q4 AND 2023 OVERALL ASSUMPTIONS © Clearwater Paper Corporation 2023 Q4 2023: $60 to $70 million of Adjusted EBITDA • Lower PPD pricing as reported by RISI • Planned major maintenance outage at our Arkansas paperboard mill 2023: $278 to $288 million of Adjusted EBITDA • $42 million benefit due to fewer major maintenance outages and better operating performance • Stability in tissue volumes, soft paperboard demand • Higher pricing and lower input costs • Tissue margin recovery 2023 Other • Interest expense: $28 to $30 million, excluding debt extinguishment costs • Depreciation and amortization expense: $97 to $100 million • CAPEX: $70 to $80 million • Taxes: effective rate ~ 25 - 26% 11

CAPITAL ALLOCATION PRIORITIES © Clearwater Paper Corporation 2023 • Invest capital to sustain current asset base • $60 to $70 million per year outside of major projects Sustain the business Preserve financial flexibility Enhance value DISCIPLINED APPROACH TO CAPITAL ALLOCATION 1 2 3 12 • Reduce leverage to increase flexibility • Target net leverage ratio around 2.5x through a cycle • Support financing of future value creating options • Invest capital to improve asset base • Opportunistic acquisitions • Share buybacks to offset dilution and opportunistically add value

APPENDIX © Clearwater Paper Corporation 2023 13

PULP AND PAPERBOARD SEQUENTIAL QUARTER RESULTS Q3 2023 VS. Q2 2023 ADJUSTED EBITDA © Clearwater Paper Corporation 2023 14 ($ IN MILLIONS) Lower market pricing as reported by RISI Lower fiber and chemical costs

CONSUMER PRODUCTS SEQUENTIAL QUARTER RESULTS Q3 2023 VS. Q2 2023 ADJUSTED EBITDA ($ IN MILLIONS) © Clearwater Paper Corporation 2023 15 Lower pulp and other raw material costs

KEY SEGMENT INFORMATION 1. Includes both retail and away-from-home (AFH) cases. AFH was exited in Q3, 2021 Q3’2021 Q4’2021 Q1’2022 Q2’2022 Q3’2022 Q4’2022 Q1’2023 Q2’2023 Q3’2023 Pulp and Paperboard Sales ($ millions) $237.5 $261.3 $266.2 $295.8 $300.8 $273.5 $278.8 $272.3 $261.4 Adjusted EBITDA ($ millions) $43.5 $61.9 $59.5 $61.2 $73.0 $26.7 $66.2 $51.3 $53.1 Paperboard shipments (short tons) 203.4 211.5 201.4 215.9 208.3 189.0 189.4 186.2 187.9 Paperboard sales price ($/short ton) $1,102 $1,164 $1,263 $1,332 $1,405 $1,429 $1,441 $1,413 $1,350 Consumer Products Sales ($ millions) $214.2 $231.8 $223.0 $232.1 $240.9 $254.1 $248.3 $253.6 $259.3 Adjusted EBITDA ($ millions) $19.6 $8.0 $16.2 $19.1 $21.2 $17.6 $19.2 $39.7 $45.8 Shipments Retail (short tons in thousands) 76.2 79.4 75.4 76.6 76.9 80.8 76.8 78.7 80.5 Non-Retail (short tons in thousands) 5.7 6.2 5.1 2.6 2.3 2.2 1.0 0.1 1.4 Converted Products (cases in millions)1 12.3 12.4 12.0 12.6 12.6 13.0 12.7 12.8 13.0 Sales Price ($ per short ton) Retail $2,732 $2,831 $2,872 $2,984 $3,082 $3,095 $3,201 $3,214 $3,198 Production Converted Products (cases in millions) 11.4 11.9 12.2 12.1 12.9 12.3 12.7 12.6 12.9 © Clearwater Paper Corporation 2023 16

RECONCILIATION OF ADJUSTED EBITDA

($ IN MILLIONS)

	Quarter Ended			Nine Months Ended	
	September 30,		June 30,	September 30,	
	2023	2022	2023	2023	2022
Net income	$ 36.6	$ 20.6	$ 29.7	$ 90.1	$ 51.9
Income tax provision	11.0	18.9	10.2	29.0	29.3
Interest expense, net	6.9	8.0	7.5	22.0	27.3
Depreciation and amortization expense	24.4	26.2	24.6	73.8	77.4
Other operating charges, net	1.8	2.2	(0.4)	2.4	8.5
Other non-operating expense	(0.1)	1.4	(0.1)	(0.3)	4.8
Adjusted EBITDA	$ 80.6	$ 77.3	$ 71.5	$ 217.6	$ 199.2
Pulp and Paperboard segment income	$ 42.7	$ 63.7	$ 42.0	$ 141.8	$ 165.9
Depreciation and amortization	9.4	9.3	9.3	27.9	27.8
Adjusted EBITDA Paperboard segment	$ 52.1	$ 73.0	$ 51.3	$ 169.6	$ 193.7
Consumer Products segment income	$ 31.4	$ 5.2	$ 25.0	$ 60.6	$ 9.6
Depreciation and amortization	14.4	16.0	14.7	44.1	46.9
Adjusted EBITDA Consumer Products segment	$ 45.8	$ 21.2	$ 39.7	$ 104.7	$ 56.6
Corporate and other expense	$ (18.0)	$ (17.8)	$ (20.1)	$ (58.5)	$ (53.8)
Depreciation and amortization	0.6	0.9	0.6	1.8	2.6
Adjusted EBITDA Corporate and other	$ (17.4)	$ (16.9)	$ (19.5)	$ (56.7)	$ (51.1)
Pulp and Paperboard segment	$ 52.1	$ 73.0	$ 51.3	$ 169.6	$ 193.7
Consumer Products segment	45.8	21.2	39.7	104.7	56.6
Corporate and other	(17.4)	(16.9)	(19.5)	(56.7)	(51.1)
Adjusted EBITDA	$ 80.6	$ 77.3	$ 71.5	$ 217.6	$ 199.2

CLEARWATER PAPER

© Clearwater Paper Corporation 2023
17

© Clearwater Paper Corporation 2023 RECONCILIATION OF ADJUSTED INCOME ($ IN MILLIONS, EXCEPT PER SHARE AMOUNTS) 2023 2022 2023 2022 Net income 36.6$ 20.6$ 90.1$ 51.9$ Add back: Income tax provision 11.0 18.9 29.6 29.3 Income before income taxes 47.6 39.5 119.7 81.2 Add back: Debt retirement costs - - - 0.5 Other operating charges, net 1.8 2.2 2.4 8.5 Adjusted income before tax 49.4 41.6 122.1 90.2 Normalized income tax provision 12.3 10.4 30.5 22.5 Adjusted income 37.0$ 31.2$ 91.6$ 67.6$ Weighted average diluted shares (thousands) 16,895 17,093 17,051 17,085 Adjusted income per diluted share 2.19$ 1.83$ 5.37$ 3.96$ Nine Months Ended September 30,Quarter Ended September 30, 18

ADDITIONAL RECONCILIATIONS Net Debt Dec 31, 2021 Mar 31, 2022 June 30, 2022 Sept 30, 2022 Dec 31, 2022 Mar 31, 2023 June 30, 2023 Sept 30, 2023 Cash $ 25.2 $ 36.4 $69.5 $50.8 $53.7 $16.7 $41.7 $110.2 Current debt 1.6 1.6 1.0 1.0 0.9 0.9 0.9 0.9 Long term debt 637.6 617.7 589.9 564.9 564.9 564.9 564.8 564.6 add: Deferred debt costs 4.8 4.4 3.8 3.6 3.4 3.2 3.0 3.0 Subtotal 642.4 623.7 594.7 569.5 569.2 569.0 568.7 568.5 Net debt $ 617.2 $587.3 $525.2 $518.7 $515.5 $552.3 $527.0 $458.3 Free Cash Flow Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Cash from operations $ 32.1 $41.1 $78.5 $13.3 $17.4 $(9.1) $46.0 $88.2 Additions to property, plant and equipment, net of proceeds from sales 4.8 (7.9) (5.4) (6.7) (13.5) (21.5) (12.8) (14.2) Free cash flow $ 36.9 $33.2 $73.1 $6.6 $3.9 $(30.6) $33.2 $74.0 ($ IN MILLIONS) © Clearwater Paper Corporation 2023 19

$2 $10 $22 $4 $20 $17 $5 $7 $28 $30 $24 $27 $5 - $7 $30 - $35 2017 2018 2019 2020 2021 2022 2023e 2024e Q1 Q2 Q3 Q4 Total $34 MAJOR MAINTENANCE SCHEDULE ADJUSTED EBITDA IMPACT ($ IN MILLIONS) 1. This information is based upon management’s current assumptions and estimates. 2. See “Forward-Looking Statements” on page 2. 1,2 © Clearwater Paper Corporation 2023 20 1